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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           ________________________



                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                                 July 27, 2001



                                FMC CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




         Delaware                        1-2376              94-4079804
----------------------------           -----------        ----------------
(State or other jurisdiction           (Commission        (I.R.S. Employer
   of incorporation)                   File Number)      Identification No.)



               200 East Randolph Drive, Chicago, Illinois 60601
             ---------------------------------------------------
             (Address of principal executive offices) (Zip Code)




                                (312) 861-6000
                        ------------------------------
                        Registrant's telephone number,
                              including area code
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PAGE 2



Item 9.    Regulation FD Disclosure

   On July 27, 2001, FMC Corporation issued the following release:

FMC Releases Pro Forma Financial Data
-------------------------------------

Chicago, July 27, 2001--FMC Corporation today provided historical pro forma information for the machinery and chemical operations as if they had been unaffiliated companies for the last five quarters. In June, FMC Technologies launched an IPO of 17 percent of its stock, which is now trading on the New York Stock Exchange. FMC said it still is on track to distribute the remaining FMC-owned shares of FMC Technologies' stock by the end of 2001.

These statements present the company's pro forma estimate of what the two companies would have looked like under the current capital structure, taking into account the June IPO proceeds, allocation of debt between the two companies and current share counts. The company believes that this pro forma information should provide a basis for comparisons going forward. The pro forma statements are for the purpose of analysis only and are not meant to be prepared or presented in accordance with GAAP. When FMC Technologies is fully separated from FMC, the financial results of FMC will be restated according to GAAP.

FMC is one of the world's leading producers of chemicals and machinery for industry and agriculture. FMC employs approximately 15,000 people at 90 manufacturing facilities and mines in 25 countries. The company divides its businesses into five segments: Energy Systems, Food and Transportation Systems, Agricultural Products, Specialty Chemicals and Industrial Chemicals.

Safe Harbor Statement under the Private Securities Act of 1995: Statements in this news release that are forward-looking statements are subject to various risks and uncertainties concerning specific factors in the corporation's 2000 Form 10-K and other SEC filings. Such information contained herein represents management's best judgment as of the date hereof based on information currently available. The corporation does not intend to update this information and disclaims any legal obligation to the contrary. Historical information is not necessarily indicative of future performance.

                                 *     *     *

The news release in this Form 8-K and the information contained in the exhibits thereto may also be accessed at the company's website (www.fmc.com). The posting and furnishing of this information is not intended to, and does not, constitute a determination by FMC Corporation that the information is material or that investors should consider this information before deciding to buy or sell FMC Corporation securities.

Item 7.  Financial Statements and Exhibits.

  (c)  Pro forma financial information. The following exhibits are furnished:

          ----------------------------------------------------------------------
               Exhibit Number                        Exhibit Description
          ----------------------------------------------------------------------
          Exhibit 99a                      FMC Corporation (Chemicals
                                           Operations) Business Segment Data -
                                           Pro Forma Basis
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          ----------------------------------------------------------------------
          Exhibit 99b FMC Corporation (FMC Technologies) Business Segment Data - Pro Forma Basis
          ----------------------------------------------------------------------
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PAGE 4


                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            FMC CORPORATION


                            By /s/ Stephen F. Gates
                              ---------------------------------
                              Stephen F. Gates
                              Senior Vice President, General
                               Counsel and Secretary



Date: July 27, 2001